UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 22, 2009
COMSTOCK RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA (State or other jurisdiction incorporation)	001-03262 (Commission File Number)	94-1667468 (I.R.S. Employer Identification Number)
5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)
(972) 668-8800
(Registrant’s Telephone No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-23.1
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events
     We are filing this Current Report on Form 8-K (“Form 8-K”) to update certain financial information in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 that we filed on February 25, 2009 (“Form 10-K”), to reflect our retrospective adoption of the following accounting pronouncements: (i) Statement of Financial Accounting Standards No. 160 “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS 160”); and (ii) FASB Staff Position EITF No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”) .
     This Form 8-K presents disclosures updated from our Form 10-K, as originally filed, to reflect the application of these new accounting standards on a comparable basis for all years presented. All other information is presented as set forth in the Form 10-K and has not been updated in this Form 8-K. The updates to the Form 10-K, as set forth in this Form 8-K, for the retrospective application of the previously mentioned new accounting standards are consistent with the presentation in our quarterly reports on Form 10-Q for the periods ended March 31, 2009 and June 30, 2009. The sections of the Form 10-K affected by these changes are: Items 6, 8 and 15.
     All such updated and enhanced items of the Form 10-K are set forth in their entirety in Exhibits 99.1 through 99.3 hereto, and are incorporated by reference herein.
     We have not updated or enhanced any other disclosures presented in our Form 10-K. Without limitation of the foregoing, this Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in our other filings with the Securities and Exchange Commission. This Form 8-K should be read in conjunction with the Form 10-K and our other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of we that may have been reported since the filing of the Form 10-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Financial Reports and Supplementary Data

Exhibit 99.3	Financial Statements
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.
Dated: September 22, 2009	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer